UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 8, 2009

Prospect Medical Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-32203	33-0564370
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10780 Santa Monica Boulevard Suite 400 Los Angeles, California		90025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (310) 943-4500

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure.

In connection with the notes offering by Prospect Medical Holdings, Inc. (the “Company”) pursuant to the Offering Memorandum described below, certain information contained in the Offering Memorandum is hereby provided pursuant to Item 7.01 of this Form 8-K and is attached and incorporated herein by reference as Exhibit 99.5.

The information in this Item 7.01 and the document attached as Exhibit 99.5 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.              Other Events.

In a press release issued on July 8, 2009, the Company has announced its plans to offer senior secured notes to qualified institutional investors in an offering exempt from registration under the Securities Act pursuant to Rule 144A and Regulation S, promulgated under the Securities Act.  A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.  The notes will not be registered under the Securities Act.  Therefore, unless they are subsequently registered, they may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.  Neither this Form 8-K nor the press release will constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of the notes in any state in which an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The notes offering will be reflected in an offering memorandum (the “Offering Memorandum”) prepared by the Company.  The principal intended use of the proceeds of the debt issuance will be the repayment of the Company’s current credit facilities represented by a First Lien Credit Agreement dated as of August 8, 2007, as amended, a Second Lien Credit Agreement dated as of August 8, 2007, as amended, and certain related agreements (collectively, the “Existing Loan Agreements”), all of which were entered into by and among the Company, Bank of America, N.A., as initial administrative agent, and certain lenders parties thereto.

The Company filed its fiscal year 2008 Annual Report on Form 10-K (the “2008 10-K”) with the Securities and Exchange Commission (the “Commission”) on December 29, 2008.  Included within the 2008 10-K are the consolidated financial statements of the Company as of and for the years ended September 30, 2008 and 2007 (the “Audited Financials”) as audited by the independent registered public accounting firms of BDO Seidman, LLP and Ernst & Young LLP (together, the “Auditors”), respectively, each of which had served as the independent registered public accounting firm for the Company during a portion of the preceding two years.  Also included within the 2008 10-K are the Auditors’ reports on the Company’s consolidated financial statements (the “Auditor Opinions”).

The Company has requested that the Auditors consent to the Company’s inclusion and/or through incorporation by reference, in the Offering Memorandum of the Audited Financials and Auditor Opinions.  However, due to events that have occurred subsequent to the filing of the 2008 10-K that significantly affect the Company’s working capital, as discussed below, the Audited Financials and Auditor Opinion for the year ended September 30, 2008 will only be included and/or incorporated into the Offering Memorandum after they have been updated as described in this Form 8-K.  Therefore, in the Offering Memorandum, the Company will include, or incorporate by reference, this Form 8-K and the updates set forth herein whenever the Company includes, or incorporates by reference, the Audited Financials or the Auditor Opinions.

Subsequent to the filing of the 2008 10-K, the Company received certain notices of alleged non-monetary defaults under the Existing Loan Agreements.  Such notices, which were received after the filing of the 2008 10-K, are described in the Company’s Current Report on Form 8-K filed with the Commission on March 25, 2009, the amendments of that report pursuant to the Form 8-K/A filed with the Commission on April 3, 2009 and the Form 8-K/A filed with the Commission on June 12, 2009, and the Company’s Current Report on Form 8-K filed with the Commission on April 23, 2009.  While the Company continued to strongly dispute its lenders’ characterization of the alleged non-monetary defaults, the parties engaged in discussions that led to the temporary resolution reflected in the Fourth Amendment and Waiver to the First Lien Credit Agreement and the Fourth Amendment and Waiver to the Second Lien Credit Agreement, each dated as of June 30, 2009.  In the amendments, which are further described in a separate Current Report on Form 8-K filed with the Commission on June 30, 2009, the lenders under the Existing Loan Agreements waived all of the alleged events of default.  However, the amendments also require the Company to repay the existing credit facilities in full by October 31, 2009.  Failure to do so will constitute an event of default, which could negatively impact the Company’s liquidity and ability to operate, and raise substantial doubt about the Company’s ability to continue as a going concern.

The remainder of this Form 8-K sets forth the above mentioned updates.  Solely for the purpose of its incorporation into the Offering Memorandum (as well as any registration statement or other document that specifically includes, or incorporates by reference, this Form 8-K and the updates set forth herein), the following “Risk Factor” is added to Part I, Item 1A (Risk Factors) of the 2008 10-K:

Our consolidated financial statements have been prepared on a going concern basis.

Our consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and settlement of obligations in the normal course of business.  As of March 31, 2009, we have a working capital deficit of

$126.2 million.  On March 19, 2009, we received notices from our lenders asserting that we were in default of a requirement to sell certain assets by a specified date.  Additionally, on April 17, 2009, we received notices from our lenders asserting that our April 14, 2009 increase in ownership of Brotman Medical Center, Inc. violated certain provisions of our amended credit agreements.  Based on such notices of default, we have classified all amounts due under the credit agreements as current, due on demand at March 31, 2009.  Also, due to cross default provisions, the swap liability under our interest rate swap agreements was classified as current at March 31, 2009.  Our lenders began assessing default interest (additional 2% per annum) effective with the first asserted event of default as of March 19, 2009.  We contested the asserted events of default and engaged in discussions that led to the amendments to the credit agreements.  On June 30, 2009, we entered into the Fourth Amendment to the First Lien Credit Agreement and the Fourth Amendment to the  Second Lien Credit Agreement pursuant to which, among other things, the lenders agreed to waive certain alleged events of default, including the alleged events of default specified above and agreed that all borrowings under the credit agreements would accrue interest specified above and agreed that all borrowings under the credit agreements would accrue interest at the base rate set forth in the credit agreements instead of at the default rates.  In connection with these amendments, we also entered into an amendment and waiver related to our swap agreements which provide that the alleged events of default under the credit agreements will not trigger an event of default under the swap agreements.  The amendments provide that we must refinance the existing credit facilities no later than October 31, 2009.  There can be no assurance that we will be able to refinance our obligations under the existing credit facilities prior to October 31, 2009. If we are unable to obtain new financing prior to October 31, 2009, our lenders could require full repayment of the loans and settlement of the swap liability, which would negatively impact our liquidity, our ability to operate and raises substantial doubt about our ability to continue as a going concern.  Our consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In Part II, Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations) of the 2008 10-K, solely for the purpose of its incorporation into the Offering Memorandum (as well as any registration statement or other document that specifically includes, or incorporates by reference, this Form 8-K and the updates set forth herein), the following language is added to the section entitled Management’s Discussion and Analysis of Financial Condition and Results of Operation — Overview:

Our consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and settlement of obligations in the normal course of business.  As of March 31, 2009, we had a working capital deficit of $126.2 million.  On March 19, 2009, we received notices from our lenders asserting that we were in default of a requirement to sell certain assets by a specified date.  Additionally, on April 17, 2009, we received notices from our lenders asserting that our April 14, 2009 increase in ownership of Brotman Medical Center, Inc. violated certain provisions of our amended credit agreements.  Based on such notices of default, we classified all amounts due under the credit agreements as current, due on demand at March 31, 2009.  Also, due to cross default provisions, the swap liability under our interest rate swap agreements was classified as current at March 31, 2009.  Our lenders began assessing default interest (additional 2% per annum) effective with the first asserted event of default on March 19, 2009.  We contested the asserted events of default and engaged in discussions that led to the amendments to the credit agreements.  On June 30, 2009, we entered into the Fourth Amendment to the First Lien Credit Agreement and the Fourth Amendment to the Second Lien Credit Agreement pursuant to which, among other things, the lenders agreed to waive certain alleged events of default, including the alleged events of default specified above and agreed that all borrowings under the existing credit facilities have ceased incurring interest at default rates and are now accruing interest at the base rate set forth in the amended credit agreements.  In connection with these amendments, we also entered into an amendment and waiver related to our swap agreements which provide that the alleged events of default under the credit agreements will not trigger an event of default under the swap agreements.  The amendments provide that we must refinance the existing credit facilities no later than October 31, 2009.  There can be no assurance that we will be able to refinance our obligations under the existing credit facilities prior to October 31, 2009. If we are unable to obtain new financing prior to October 31, 2009, our lenders could require full repayment of the loans and settlement of the swap liability, which would negatively impact our liquidity, our ability to operate and raises substantial doubt about our ability to continue as a going concern.

In Note 1 (Business) within the Notes to Consolidated Financial Statements of the 2008 10-K, solely for the purpose of its incorporation into the Offering Memorandum (as well as any registration statement or other document that specifically includes, or incorporates by reference, this Form 8-K and the updates set forth herein), the following language replaces all of the language following the first paragraph of the section entitled Liquidity and Recent Operating Results:

Management has implemented a plan to improve the operating results of the legacy IPA Management operation, including measures to retain enrollment, increase health plan reimbursement and reduce medical and operating costs.  However, there can be no assurance that the Company’s operational improvement efforts will have a successful outcome.

As discussed in Note 9, the Company is subject to certain financial and administrative covenants, cross default provisions and other conditions required by the credit agreements with its lenders, including a maximum senior debt/EBITDA ratio, a minimum fixed charge coverage ratio and, effective May 15, 2008, a minimum EBITDA level.  While the Company has met all debt service requirements timely, it did not comply with certain financial and administrative covenants as of September 30, 2007, December 31, 2007 and March 31, 2008.  The Company and its lenders entered into a series of forbearance agreements and on May 15, 2008, the credit agreements were formally modified to waive past defaults, amend certain covenant provisions prospectively and make changes to the interest rates and payment terms.  These changes resulted in a substantial modification to the credit facilities, which was accounted for as an extinguishment of the existing debt during the quarter ended June 30, 2008, with the modified debt recorded as new debt.

The Company has met all of the May 15, 2008 amended financial covenant provisions for all subsequent reporting periods and continues to meet all debt service requirements on a timely basis.  However, on March 19, 2009, the Company received notices from its lenders asserting that the Company was in default of a requirement to sell certain assets by a specified date.  Additionally, on April 17, 2009, the Company received notices from its lenders asserting that the Company’s April 14, 2009 increase in ownership of Brotman Medical Center, Inc.  (“Brotman”) violated certain provisions of the amended credit agreements.  On April 14, 2009, the U.S. Bankruptcy Court had confirmed and declared the Second Amended Chapter Plan of Reorganization of Brotman effective.  Effective on such date, the Company acquired an additional 38.86% ownership interest in Brotman, which brought its total ownership to 71.96%, in exchange for an additional investment of $1.8 million plus a commitment to invest an additional $0.7 million within six months thereafter.

Based on such notices of default, the Company has classified all amounts due under the credit agreements as current, due on demand at March 31, 2009.  Also, due to cross default provisions, the Company’s liability under its interest rate swap facility was also classified as current at March 31, 2009.  The lenders also began assessing default interest (additional 2% per annum) effective with the first asserted event of default on March 19, 2009.  While the Company continued to strongly dispute the lenders’ characterization of the alleged non-monetary defaults, the Company engaged in discussions that led to the temporary resolution reflected in the Fourth Amendment to First Lien Credit Agreement and the Fourth Amendment to Second Lien Credit Agreement, each dated as June 30, 2009.  In the amendments, the lenders waived all of the alleged events of default.  However, the amendments also require that the Company repay the existing credit facilities in full by October 31, 2009.  Accordingly, as of September 30, 2008 the debt amounts due beyond one year and the interest rate swap facility continue to be classified as noncurrent.  While the Company is currently in negotiations with certain parties regarding a senior secured debt offering that would fulfill that requirement, no assurances can be made that the offering will be successful or that an alternative credit facility will be arranged in time to meet the repayment deadline.  If the Company fails to meet the deadline, it will be in default under the credit facilities, which could have a significant negative impact its liquidity and its ability to operate, and which raises substantial doubt about its ability to continue as a going concern.  The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Solely for the purpose of its incorporation into the Offering Memorandum (as well as any registration statement or other document that specifically includes, or incorporates by reference, this Form 8-K and the updates set forth herein), the 2008 10-K is further updated by replacing the Auditor report by BDO Seidman, LLP and each of the consents of the Auditors that was attached to the 2008 10-K with the audit report by BDO Seidman, LLP and the Auditors’ consents that are included within the exhibits to this Form 8-K.  Such updated Auditors’ consents are attached separately as Exhibits 99.2 and 99.3 hereto.  Additionally, the entire Financial Statements pages of the 2008 10-K, including such updated Auditor report and the update to “Note 1 (Business)” immediately above, are attached as a Exhibit 99.4 to this Form 8-K.

Item 9.01.              Financial Statements and Exhibits

(d)                                    Exhibits

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

99.1	Press Release of Prospect Medical Holdings, Inc., dated July 8, 2009.

99.2	Consent of Independent Registered Public Accounting Firm — BDO Seidman, LLP (Exhibit 23.2).

99.3	Consent of Independent Registered Public Accounting Firm — Ernst & Young LLP (Exhibit 23.1).

99.4	Financial Statements pages of the 2008 Form 10-K.

99.5	Information provided pursuant to Item 7.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPECT MEDICAL HOLDINGS, INC.

July 8, 2009	By:	/s/ Mike Heather
Name: Mike Heather
Title: Chief Financial Officer